UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2024

Townsquare Media, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36558			27-1996555
(State or other jurisdiction of incorporation or organization)	(Commission file number)			(I.R.S. Employer Identification No.)

	One Manhattanville Road,		Suite 202
	Purchase,	New York	10577
(Address of Principal Executive Offices, including Zip Code)

(203) 861-0900
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events.

On December 10, 2024, the Board of Directors (the “Board”) of Townsquare Media, Inc. (the “Company”) authorized and approved a stock repurchase plan, pursuant to which the Company is authorized to repurchase up to $50 million of the Company’s issued and outstanding Class A common stock (the “Common Stock”) over a thirty-six month period (the "2024 Stock Repurchase Plan"). The 2024 Stock Repurchase Plan has substantially the same terms as, and was intended to replace, the Company’s prior stock repurchase plan, which was set to expire on December 16, 2024. Repurchases totaling approximately $40.5 million were made in the prior three-year period.

Repurchases of Common Stock under the 2024 Stock Repurchase Plan may be executed in open market purchases at prevailing market prices or otherwise in accordance with applicable rules and regulations, including Rule 10b-18 of the Securities and Exchange Act of 1934 (“Exchange Act”).

The actual timing, number and dollar amount of repurchase transactions made under the 2024 Stock Repurchase Plan, if any, will be determined by the Company’s management at its discretion and will depend on a number of factors including, but not limited to, the market price of the Company’s Common Stock, general market and economic conditions, compliance with applicable legal requirements, debt covenants and other considerations, and may be funded from cash on hand, available borrowings or proceeds from potential debt or other capital markets sources.

The Board will review the 2024 Stock Repurchase Plan periodically and may authorize adjustment of its terms and size or suspend or discontinue the program. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the SEC as required by the applicable rules of the Exchange Act.

Item 9.01 - Financial Statements and Exhibits

    (d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2024	TOWNSQUARE MEDIA, INC.

	By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and Chief Financial Officer

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